PROSPECTUS


                            14,000,000 COMMON SHARES


                      ING CLARION REAL ESTATE INCOME FUND
                                $15.00 PER SHARE

                             ---------------------

    The Fund. ING Clarion Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor, and Clarion Capital LLC will be the Trust's sub-advisor.

    Investment Objectives. The Trust's primary investment objective is high current income; and the Trust's secondary investment objective is capital appreciation.

    Portfolio Contents. Under normal market conditions, the Trust will invest at least 90% of its total assets in income-producing "Real Estate Securities." The Trust will invest at least 70% of its total assets in Real Estate Equity Securities and may invest up to 30% of its total assets in Real Estate Fixed Income Securities. Real Estate Securities consist of both "Real Estate Equity Securities" and "Real Estate Fixed Income Securities." Real Estate Equity Securities include common stocks, preferred stocks, convertible preferred stocks and convertible debt securities issued by real estate companies, such as real estate investment trusts ("REITs"). Real Estate Fixed Income Securities include:
(i) mortgage and asset backed securities, primarily commercial mortgage-backed securities ("CMBS") and collateralized bond obligations backed primarily by commercial real estate ("CBOs"); (ii) subordinated interests of individual loans secured by commercial real estate ("B Notes"); and (iii) unsecured debt of real estate companies;

    In addition, the Trust will not invest more than 20% of its total assets in non-investment grade debt securities (commonly known as "junk bonds") and preferred stock or in debt securities or preferred stock considered by the Trust's investment advisor and/or sub-advisor to be of below investment grade quality. Debt securities and preferred stock of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Due to the risk involved in investing in debt securities and preferred stock of non-investment grade quality, an investment in the Trust should be considered speculative. The Trust may invest up to 10% of its total assets in securities of non-U.S. issuers.

    No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares will, subject to notice of issuance, be listed on the American Stock Exchange under the symbol "IIA."
                             ---------------------

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE TRUST'S INVESTMENT POLICY OF INVESTING IN REAL ESTATE COMPANIES, INCLUDING REITS, INVOLVES A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 25.


                                                              PER SHARE      TOTAL
                                                              ---------   ------------
Price to Public.............................................   $15.000    $210,000,000
Sales Load..................................................   $ 0.675    $  9,450,000
Offering Expenses...........................................   $ 0.030    $    420,000
Proceeds to the Trust.......................................   $14.295    $200,130,000


                             ---------------------

A.G. EDWARDS & SONS, INC.                                    MERRILL LYNCH & CO.

BB&T CAPITAL MARKETS         J.J.B. HILLIARD, W.L. LYONS, INC.  HUNTLEIGH SECURITIES CORPORATION
JANNEY MONTGOMERY SCOTT LLC       LEGG MASON WOOD WALKER               MCDONALD INVESTMENTS INC.
                                       INCORPORATED
OPPENHEIMER                         RBC CAPITAL MARKETS            STIFEL, NICOLAUS & COMPANY
                                                                          INCORPORATED

                             ---------------------


                      Prospectus dated September 25, 2003.

     Borrowing. The Trust intends to use leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Trust's capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.


     Total expenses of organization and the common share offering paid by the Trust (which do not include the sales load) are $420,000, which represents $0.03 per common share issued. The Trust's investment advisor has agreed to pay all organizational expenses and common share offering costs of the Trust (other than sales load) that exceed $0.03 per common share.



     The underwriters may also purchase up to 2,100,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. If such option is exercised in full, the total public offering price, sales load, offering expenses and proceeds to the Trust will be $241,500,000, $10,867,500, $483,000 and
$230,149,500, respectively. See "Underwriting."



The common shares will be ready for delivery on or about September 30, 2003.



     You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated September 25, 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this prospectus, by calling 800-433-8191 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).


     The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               PROSPECTUS SUMMARY

     This summary highlights information contained elsewhere in this prospectus. This is only a summary. This summary does not contain all of the information that you should consider before investing in our common shares. You should carefully read the entire prospectus, including documents incorporated by reference into it, particularly the section entitled "Risks" beginning on page 25.

The Trust.....................   ING Clarion Real Estate Income Fund is a newly
                                 organized, non-diversified, closed-end
                                 management investment company. Throughout the prospectus, we refer to ING Clarion Real Estate
                                 Income Fund simply as the "Trust" or as "we,"
                                 "us" or "our." See "The Trust." ING Clarion
                                 Real Estate Securities, L.P. will be the
                                 Trust's investment advisor and Clarion Capital
                                 LLC will be the Trust's sub-advisor.


The Offering..................   The Trust is offering 14,000,000 common shares
                                 of beneficial interest at $15.00 per share through a group of underwriters (the
                                 "Underwriters") led by A.G. Edwards & Sons,
                                 Inc. ("A.G. Edwards") The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The
                                 Trust has given the Underwriters an option to purchase up to 2,100,000 additional common shares to cover orders in excess of 14,000,000 common shares. ING Clarion Real Estate
                                 Securities, L.P. has agreed to pay
                                 organizational expenses and offering costs
                                 (other than sales load) that exceed $0.03 per common share. See "Underwriting."


Investment Objectives.........   The Trust's primary investment objective is
                                 high current income; and the Trust's secondary investment objective is capital appreciation.
                                 The Trust's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "The Trust's Investments." There can be no assurance that the Trust's investment objectives will be achieved.

Investment Policies...........   The Trust has a policy of concentrating its
                                 investments in the real estate industry and not in any other industry. Under normal market conditions, the Trust will invest at least 90% of its total assets in Real Estate Securities and at least 70% of its total assets in Real
                                 Estate Equity Securities. The Trust may invest up to 30% of its total assets in Real Estate
                                 Fixed Income Securities.

                                 The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and will average $1 billion. The Trust will invest primarily in Real Estate Fixed Income Securities that mature at a minimum in one year and at a maximum in 30 years and, in the current market environment, will mature on average in 10 years.

                                 The Trust will not invest more than 20% of its total assets in debt securities or preferred stock of below investment grade quality or considered by the Advisor or the Sub-Advisor to be of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3 or

                                 BBB- better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or Fitch IBCA, Inc. ("Fitch") at the time of investment or are considered by the Advisor or the Sub-Advisor to be of equivalent credit quality.

                                 The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate.

                                 A common type of real estate company, a REIT, is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.

                                 The Trust may invest up to 10% of its total assets in securities of non-U.S. issuers.

                                 The Trust's compliance with these percentage limitations is measured solely at the time of investment.

                                 Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including: engaging in interest rate transactions, short sales and options; engaging in foreign currency transactions in connection with the Trust's investment in securities of non-U.S. issuers; and making forward commitments.

                                 There can be no assurance that the Trust's investment objectives will be achieved. See "The Trust's Investments."

Borrowings and Preferred
Shares........................   The Trust intends to use leverage through the
                                 issuance of preferred shares ("Preferred
                                 Shares"), commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Trust's capital after such issuance and/or borrowing. The Trust may borrow from banks and other financial institutions. Leverage involves greater risks.
                                 There is no guarantee that the Trust's
                                 leveraging strategy will be successful. See
                                 "Risks -- Leverage Risk."

                                 Approximately one to three months after
                                 completion of this offering, the Trust may offer Preferred Shares. If issued, these Preferred Shares will have seniority over the common shares and will leverage your investment in common shares. Any issuance of commercial paper or notes or borrowing will have seniority over the common shares and any Preferred Shares.

                                 See "Risks -- Leverage Risk." Preferred Shares will likely pay dividends based on short-term rates, which will be reset frequently, but may pay fixed rate dividends. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Trust expenses, on the Trust's portfolio investments exceeds the Preferred Share dividend rate, as reset periodically, or the interest rate on any borrowings, the investment of the proceeds of Preferred Shares or borrowings will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to holders of common shares.

Interest Rate Transactions....   In connection with the Trust's anticipated use
                                 of leverage through the sale of Preferred
                                 Shares or borrowings, the Trust may enter into interest rate swaps or options. The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of the Trust's leverage. The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including counterparty risk and early termination risk. See "Use of Leverage" and "Interest Rate Transactions" for additional information.

Investment Advisor and
Sub-Advisor...................   ING Clarion Real Estate Securities, L.P. ("ING
                                 Clarion RES" or the "Advisor") will be the Trust's investment advisor, and Clarion Capital
                                 LLC ("Clarion Capital" or the "Sub-Advisor") will select the Trust's Real Estate Fixed
                                 Income Securities. Throughout the prospectus, we sometimes refer to ING Clarion RES and Clarion Capital collectively as the "Advisors" or "ING Clarion." ING Clarion RES will receive an annual fee, payable monthly, in a maximum amount equal to 0.85% of the average weekly value of the Trust's Managed Assets. ING
                                 Clarion RES will pay Clarion Capital a portion of this fee. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares and debt that may be outstanding) minus the sum of accrued liabilities (other than Preferred
                                 Shares and debt representing financial
                                 leverage). ING Clarion RES has agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.25% of the average weekly values of the Trust's Managed Assets for the first five years of the Trust's operations (through September, 2008), and for a declining amount for an additional four years (through September,
                                 2012).

                                 As of June 30, 2003, ING Clarion RES had approximately $2.1 billion in assets under management and Clarion Capital had approximately $1.3 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.0 billion of private market real estate with nearly 600 employees operating from 28 offices nationwide. All three entities share a common real estate research platform and manage collectively over $12 billion in diverse real estate securities and real estate assets. ING Clarion RES and Clarion Capital are subsidiaries of the ING Group N.V. ("ING Group"), a global financial services organization based in

                                 The Netherlands and operating in 60 countries with over 100,000 employees and $500 billion in assets under management. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group's Real Estate Division ("ING Real Estate") is the 3(rd) largest global real estate manager and investor with $44 billion in real estate assets under management as of June 30, 2003. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, Great Britain, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.

                                 Based upon ING Clarion's evaluation of
                                 historical data, ING Clarion believes that investments in securities of real estate companies generally have fared better during periods of economic weakness or uncertainty than other market sectors due in part to the long-term nature of most real estate leases. Further, ING Clarion believes that investment in securities of real estate companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, such as those that make up the S&P 500 Index. ING Clarion also believes that investment in real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with relatively attractive risk-adjusted total returns. In addition, ING Clarion believes, based upon its evaluation of historical data, that investments in securities of real estate companies have exhibited low correlation in performance to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor's overall portfolio. Furthermore, returns of Real Estate Fixed Income Securities have shown a low correlation to returns of Real Estate Equity Securities. As a result, a blend of Real Estate Equity Securities and Real Estate Fixed Income Securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of returns) than a fund only investing in Real Estate Equity Securities

Distributions.................   Subject to the discussion in the following
                                 paragraph, commencing with the Trust's first dividend, the Trust intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Trust, which rate may be adjusted from time to time ("Level Rate
                                 Dividend Policy"). The Trust's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Preferred
                                 Shares or interest and required principal payments on borrowings. As portfolio and market conditions change, the rate of dividends in respect of the common shares and the Trust's dividend policy could change. The Trust will make such monthly payments out of its net investment income (after it pays accumulated dividends on its outstanding Preferred Shares, if any, and interest and required principal payments on borrowings, if any). At least annually, the Trust intends to distribute all of its net capital gain and any remaining net investment income not distributed during the year. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the receipt of additional unissued but authorized common shares from the Trust or by purchasing common shares in the open market through the Trust's Dividend Reinvestment Plan.
                                 See "Dividend Reinvestment Plan." See
                                 "Distributions" and "Dividend Reinvestment
                                 Plan."

                                 Following the completion of this offering, the Trust intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the Investment Company Act of 1940 (the "Investment Company Act") to obtain the ability to implement a dividend policy calling for monthly distributions of a fixed percentage of its net asset value ("Managed Dividend Policy"). If the Trust receives the requested relief, the Trust may implement a Managed Dividend Policy. See "Distributions."

Listing.......................   The common shares will be listed, subject to
                                 notice of issuance, on the American Stock
                                 Exchange under the symbol "IIA". See
                                 "Description of Shares -- Common Shares."

Custodian, Administrator, Fund
Accountant, and Transfer
Agent.........................   The Bank of New York will serve as the Trust's
                                 Custodian, Administrator, Fund Accountant, and
                                 Transfer Agent. See "Custodian, Administrator,
                                 Fund Accountant, and Transfer Agent."

Market Price of Shares........   Common shares of closed-end investment
                                 companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in real estate related securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses (including expenses of leverage), dividend stability, portfolio credit quality, liquidity and market supply and demand. See "Preferred Shares and Leverage,"
                                 "Risks," "Description of Shares" and the section of the Statement of Additional
                                 Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations...   General Real Estate Risks.  Because the Trust
                                 concentrates its assets in the real estate industry, your investment in the Trust will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of REIT shares may drop because of falling property values, increased interest rates, poor management of the REIT or other factors. Many
                                 REITs utilize leverage, which increases
                                 investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates.

                                 Stock Market Risk.  A portion of your
                                 investment in common shares represents an indirect investment in REIT shares and other equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. The Trust intends to use leverage, which magnifies stock market risk.

                                 Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Trust dividends and distributions. The Trust intends to utilize leverage, which magnifies interest rate risk. See "Use of Leverage."

                                 Leverage Risk. The use of leverage through the issuance of Preferred Shares or debt creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust's leveraging strategy may not be successful. Leverage creates two major types of risks for the holders of common shares:

                                 - the likelihood of greater volatility of net
                                   asset value and market price of the common shares because changes in the value of the Trust's portfolio, including securities bought with the proceeds of the leverage, are borne entirely by the holders of common shares; and

                                 - the possibility either that common share net
                                   investment income will fall if the leverage expense rises or that common share net investment income will fluctuate because the leverage expense varies.

                                 There are special risks associated with
                                 particular sectors of real estate investments:

                                 - Retail Properties.  Retail properties are
                                   affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

                                 - Office Properties.  Office properties are
                                   affected by the overall health of the
                                   economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

                                 - Hotel Properties.  The risks of hotel
                                   properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

                                 - Healthcare Properties.  Healthcare properties
                                   and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

                                 - Multifamily Properties.  The value and
                                   successful operation of a multifamily
                                   property may be affected by a number of
                                   factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

                                 - Community Centers.  Community center
                                  properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

                                 - Self-Storage Properties.  The value and
                                   successful operation of a self-storage
                                   property may be affected by a number of
                                   factors, such as the ability of the
                                   management team, the location of the
                                   property, the presence of competing
                                   properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general with respect to rental rates and occupancy levels.

                                 Other factors may contribute to the riskiness of real estate investments:

                                 - Lack of Insurance.  Certain of the portfolio
                                   companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely affect the Trust's investment performance.

                                 - Financial Leverage.  REITs may be highly
                                   leveraged and financial covenants may affect the ability of REITs to operate effectively.

                                 - Environmental Issues.  In connection with the
                                   ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Trust could be reduced.

                                 - Smaller Companies.  Even the larger REITs
                                   tend to be small to medium-sized companies in comparison to many industrial and service companies. As of June 30, 2003, according to the National Association of Real Estate Investment Trusts (NAREIT), the market capitalization of REITs ranged in size from approximately $157.865 million to approximately $10.878 billion. See
                                   "Risks -- General Risks of Securities Linked to the Real Estate Market."

                                 - Recent Events.  The value of real estate is
                                   particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

                                 Small Cap Risk. The Trust may invest in Real Estate Equity Securities of smaller capitalization companies which, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

                                 Lower Rated Securities. The Trust will not invest more than 20% of its total assets in non-investment grade debt securities (commonly known as "junk bonds") and preferred stock or in debt securities or preferred stock considered by the Advisor and/or Sub-Advisor to be of below investment grade quality.

                                 The values of lower grade securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of lower grade securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower grade securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

                                 During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower grade securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

                                 Prepayment Risk. If interest rates fall, the principal on debt securities held by the Trust may be paid earlier than expected through call or other prepayment. If this happens, the proceeds from a prepaid security would likely be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders. The Trust may invest in pools of mortgages issued or guaranteed by private issuers or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

                                 Asset Backed Securities Risk. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

                                 Collateralized Bond Obligations.  In
                                 collateralized bond obligation and similar structures ("CBOs"), a pool of securities or loans is used to collateralize obligations separated into tranches representing different degrees of credit quality. The top tranche, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual payments (i.e., money that is left over after all higher tiers have been paid) rather than a fixed interest rate. The returns on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing money on its investment in lower CBO tranches.

                                 Commercial Mortgage-Backed
                                 Securities.  Investments in commercial
                                 mortgage-backed securities ("CMBS"), especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate. These risks are heightened in the case of CMBS related to a relatively small pool of commercial mortgage loans. In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate values.

                                 B Notes. A B Note is a commercial mortgage loan typically (a) secured by a first mortgage on a single large commercial property or group of related properties and (b) subordinated to an "A Note" secured by the same first mortgage on the same collateral. As a result, if an issuer defaults, there may not be sufficient funds remaining for the holder of the B Note. B Notes reflect credit risks similar to comparably rated CMBS, although they do not have any market, raising additional liquidity risks. However, since each B Note is privately negotiated, B Notes can vary in their structural characteristics and risks, including, for example, the rights of the holder of the B Note to control the process following a borrower default. Furthermore, since they are typically secured by a single property, B Notes reflect the risks associated with significant concentration.

                                 Foreign Securities. The Trust may invest up to 10% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries are not as developed, efficient or liquid as the United States markets. Therefore, the prices of Foreign Securities often are volatile. Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. Under normal market conditions the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries).

                                 Other Investment Techniques. For general portfolio management purposes, the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

                                 Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments in respect of Preferred Shares, if any, or interest payments on any borrowings may increase. See "Risks -- Inflation Risks."

                                 Deflation Risk. Deflation risk is the risk that the Trust's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Trust being redeemed by their issuers.

                                 Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                                 No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.

                                 Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Trust's net asset value could decrease as a result of Trust investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the offering of preferred shares. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Trust's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, we cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

                                 Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                                 Anti-Takeover Provisions.  The Trust's
                                 Agreement and Declaration of Trust, as amended and restated, includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                                 Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

                                 Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

                           SUMMARY OF TRUST EXPENSES

     The following table assumes the issuance of Preferred Shares in an amount equal to 33 1/3% of the Trust's capital (after their issuance), and shows Trust expenses as a percentage of net assets attributable to common shares.

     SHAREHOLDER TRANSACTION EXPENSES

Sales Load (as a percentage of offering price)..............  4.50%
Offering Expenses of the Common Shares borne by the Trust...  0.20%(1)
Offering Expenses of the Preferred Shares expected to be
  borne by the Trust........................................  0.67%(2)
Dividend Reinvestment Plan Fees.............................  None(3)

                                                                PERCENTAGE OF NET ASSETS
                                                              ATTRIBUTABLE TO COMMON SHARES
                                                                (ASSUMES PREFERRED SHARES
                                                                     ARE ISSUED)(4)
                                                              -----------------------------
ANNUAL EXPENSES
Management Fees.............................................               1.28%
Other Expenses..............................................               0.38%
Interest Payments on Borrowed Funds(5)......................               None
                                                                          -----
Total Annual Expenses.......................................               1.66%(7)
                                                                          =====
Fee and Expense Waiver (years 1-5)(6).......................              (0.38)%(7)
                                                                          -----
Net Annual Expenses (years 1-5)(6)..........................               1.28%(7)

---------------

(1) ING Clarion RES has agreed to pay organizational expenses and common share offering costs of the Trust (other than sales load) to the extent that they exceed $0.03 per all common shares. This $0.03 per all common share amount may include a reimbursement of ING Clarion RES's expenses incurred in connection with the offering of the Trust.

(2) If the Trust offers Preferred Shares, the costs of that offering, estimated to be approximately 1.33% of the total dollar amount of the Preferred Shares offering (including the sales load paid to the underwriters for the Preferred Shares offering), will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares (such costs are not reflected in the table). Assuming the issuance of Preferred Shares in an amount equal to 33 1/3% of the Trust's total assets (after their issuance) these offering costs are estimated to be approximately $1,000,000 or $0.10 per common share (0.67% of the common share offering price).

(3) You will be charged a service charge and pay brokerage charges if you direct the Plan Administrator (as defined below) to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4) The table presented in this footnote estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to common shares, but unlike the table above, assumes that the Trust does not utilize any form of leverage. This will be the case, for instance, prior to the Trust's expected issuance of Preferred Shares. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:

                                                       PERCENTAGE OF NET ASSETS
                                                    ATTRIBUTABLE TO COMMON SHARES
                                                     (ASSUMES NO BORROWINGS & NO
                                                    PREFERRED SHARES ARE ISSUED OR
                                                             OUTSTANDING)
                                                   --------------------------------
ANNUAL EXPENSES
Management Fees.................................                 0.85%
Other Expenses..................................                 0.25%
Interest Payments on Borrowed Funds(5)..........                 None
                                                                -----
Total Annual Expenses...........................                 1.10%
                                                                =====
Fee and Expense Waiver (Years 1-5)(6)...........                (0.25)%(7)
                                                                -----
Net Annual Expenses (Years 1-5)(6)..............                 0.85%(7)

(5) Although it currently appears more likely that the Trust will issue Preferred Shares, in the event the Trust utilizes financial leverage through borrowings in an amount equal to 33 1/3% of the Trust's total assets (including the amount obtained through leverage), it is estimated that, as a percentage of net assets attributable to common shares, the Management Fee would be 1.28%, Other Expenses would be 0.38%, Interest payments on borrowed funds (assuming an interest rate of 4.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.00%, and Total Annual Expenses would be 3.66% and Net Annual Expenses would be 3.28%. Based on these expenses and in accordance with the example below, the expense for years 1, 3, 5 and 10 would be $78, $142, $208 and $382, respectively.

(6) Year one represents the period from commencement of operations through September 30, 2004.

(7) ING Clarion RES has agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.25% of average weekly Managed Assets for the first five years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and in year 9, 0.05%.


     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 14,000,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."


Example:

     As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $2.00 and the estimated Preferred Share offering costs of $7, assuming Preferred Shares are issued representing 33 1/3% of the Trust's total assets (after issuance) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.28% of net assets attributable to common shares in years 1 through 5 and increasing to 1.66% in year 10, and (2) a 5% annual return:(1)

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Total Expenses Incurred.............................   $66       $91      $119       $210

---------------

(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes waiver of fees and expenses of 0.25% of average weekly Managed Assets for the first five years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and in year 9, 0.05% and assumes that leverage remains 33 1/3% of the Trust's capital throughout the periods reflected. ING Clarion RES has not agreed to waive any portion of its fees and expenses beyond September 30, 2012. See "Management of the Trust -- Investment Management Agreement."

                                   THE TRUST

     The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on July 16, 2003, pursuant to an Agreement and Declaration of Trust, as amended and restated, governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 259 North Radnor Chester Road, Suite 205, Radnor, Pennsylvania 19807, and its telephone number is 610-995-2500.

                                USE OF PROCEEDS


     The net proceeds of the offering of Common Shares will be approximately $200,130,000 ($230,149,500 if the Underwriters exercise the over-allotment option in full) after payment of the organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in real-estate related securities that meet the Trust's investment objectives and policies within approximately one to three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in lower-yielding short-term investment grade fixed income securities.


                            THE TRUST'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Trust's primary investment objective is high current income and its secondary investment objective is capital appreciation. The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. The Trust's investment objectives and its policy of concentrating its investments in the real estate industry are fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Trust's other investment policies are not fundamental and may be changed by the board of trustees without shareholder approval, although we have no current intention of doing so. There can be no assurance that the Trust's investment objectives will be achieved.

     Under normal market conditions, the Trust:

     - will invest at least 90% of its total assets in Real Estate Securities;

     - will invest at least 70% of its total assets in Real Estate Equity Securities; and

     - may invest up to 30% of its total assets in Real Estate Fixed Income Securities;

     The Trust will primarily invest in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and are expected to average $1 billion. The Trust will primarily invest in Real Estate Fixed Income Securities that mature at a minimum in one year and at a maximum in 30 years and, in the current market environment, are expected to mature on average in 10 years.

     The Trust will not invest more than 20% of its total assets in debt or preferred securities of below investment grade quality or considered by the Advisor or the Sub-Advisor to be of below investment grade quality. Investment grade quality securities are those that have received a rating within the four highest rating categories (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or are unrated securities of comparable quality as determined by the Advisors. This credit quality policy applies only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades or withdraws its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded or as to which it has withdrawn a rating, the Advisors may consider such factors as the Advisors' assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. See Appendix A in the Statement of Additional Information for a description of security ratings.

     The Trust may invest up to 10% of its total assets in Foreign Securities.

     The Trust's compliance with these percentage limitations is measured solely at the time of investment.

     Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including:

     - engaging in interest rate transactions, short sales and options;

     - engaging in foreign currency transactions in connection with the Trust's investment in Foreign Securities; and

     - making forward commitments.

     The Trust has a non-fundamental policy of investing at least 90% of its total assets in Real Estate Securities. If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder.

APPROACH TO SELECTING SECURITIES

     Specific to real estate equity investing, ING Clarion RES uses intensive financial analysis to identify securities that it believes have the most attractive characteristics. Securities selection is made with consideration of income and total return potential based on relative value analysis. A real estate company's earnings are heavily dependent on the conditions of the real estate market (e.g., supply and demand), the location and quality of its assets, and management's ability to add value through operating strategies, asset repositioning or development. ING Clarion RES assesses the relative value of a broad universe of real estate securities based on financial modeling of a company's earnings potential and balance sheet, extensive field research to evaluate the quality of a company's real estate assets, intensive interaction with management to assess competence and incentives, and an evaluation of the company's strategies in light of current and expected real estate market conditions. ING Clarion RES draws upon a multi-disciplinarian team of experienced securities managers and seasoned real estate investment professionals to incorporate independent, objective information relevant to securities selection and asset allocation by property and geography.

     With regard to preferred securities and convertible debt securities, ING Clarion RES seeks to select securities which it views as undervalued after considering return potential and analyzing risk. To make this determination ING Clarion RES evaluates the fundamental characteristics of a company, including its creditworthiness, and other prevailing market factors. To assess credit quality, the Advisor considers fundamental analysis, corporate structure, capital structure and placement of the preferred or debt securities within the capital structure. Other factors considered include structural features of the securities (such as call options), potential for ratings changes, and relative yield and value versus other income producing securities.

     With regard to real estate fixed income securities, Clarion Capital will evaluate, invest and manage the Trust's portfolio in mortgage and asset backed securities, primarily CMBS and CBOs, B Notes and unsecured debt of real estate companies. Clarion Capital utilizes proprietary analytical methods in performing scenario analysis to forecast cash flows and expected total returns under different interest rate assumptions. Simulation analysis is also performed to provide a broader array of potential patterns of return over different interest rate scenarios. Such analysis may be applied to individual securities or to an entire portfolio. Clarion Capital also performs relative value analysis of individual securities based on yield, credit rating, average life, expected duration and option-adjusted spreads. Other considerations in Clarion Capital's investment process include analysis of fundamental economic trends, consumer borrowing trends and relevant regulatory developments.

PORTFOLIO COMPOSITION

     The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

     Real Estate Companies. Under normal market conditions, the Trust will invest at least 70% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. For purposes of the Trust's investment policies, the Trust considers a real estate company to be a company that:

     - derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

     - has at least 50% of its assets invested in such real estate.

     Real Estate Investment Trusts (REITs). The Trust will invest in REITs. A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Trust intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     Preferred Stocks. The Trust may invest in preferred stocks issued by real estate companies. Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     Corporate Bonds and Convertible Debt of Real Estate Companies. The Trust may invest in corporate bonds and convertible debt of real estate companies. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     Commercial Mortgage-Backed Securities. The Trust will invest in commercial mortgage-backed securities ("CMBS"). CMBS are a form of security collateralized by pools of commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various private issuers. These securities may include complex instruments, such as stripped mortgage-backed securities, interests in real estate mortgage investment conduits, adjustable rate mortgages, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

     The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS). CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

     Interests in pools of CMBS differ from other forms of bonds, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their commercial mortgage loans, net of any expenses incurred by the issuer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     The yield and maturity characteristics of CMBS differ from traditional debt securities. One difference is that the principal amount of the obligations may be prepaid to some extent because the underlying assets (i.e., loans) generally may be prepaid without penalty at some point prior to maturity. The relationship between prepayments and interest rates may give CMBS less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a CMBS's total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases CMBS at a premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

     CMBSs come in different classes that have different risks. The Trust may invest in lower, or junior, classes of mortgage-related securities which may have a rating below investment grade and therefore are riskier investments than higher rated securities. Junior classes of mortgage-related securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Trust may invest in junior classes of CMBSs, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

     Investments in CMBSs, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Trust to the extent that it invests in mortgage-related securities. These risks are heightened in the case of mortgage-related securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-related securities will typically depend upon the future availability of financing and the stability of real estate values.

     For commercial mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-related securities may be hurt.

     Collateralized Bond Obligations. The Trust may invest in CBOs, which are structured securities backed by a diversified pool of high yield, public or private fixed income securities or loans. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

     B Notes. The Trust will invest in debt securities in which a first lien commercial mortgage loan is structured into a senior position (previously defined as an "A Note") and a junior position (previously defined as a "B Note"). Typically, an A/B Note structure will be backed by a mortgage on commercial real estate valued between $15 and $200 million. Many times, the large size of the underlying loan precludes efficient sale into a CMBS transaction due to the diversification constraints imposed by the rating agencies. As a result, the mortgage is split into the A/B Note structure with the A Note placed into the CMBS and the B Note privately placed outside of the CMBS. The cash flow from the mortgage will be used to make principal and interest payments on the A Note and the B Note.

     Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in debt securities and preferred stock of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch, or unrated securities determined by the Advisor or the Sub-Advisor to be of comparable quality by the Advisors. Securities of below grade investment quality are commonly referred to as junk bonds. The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisors to be of comparable quality. The Trust will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

     See "Risks -- Risks of Investment in Lower-Rated Securities" for a discussion of the risks of below investment grade securities. For a description of security ratings, see Appendix A of the Statement of Additional Information.

     Illiquid Securities. The Trust may invest to a limited extent in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, (the "Securities Act"), but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the board of trustees or its delegate.

     Foreign Securities. The Trust may invest up to 10% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. Under normal market conditions, the Trust will not hold any Foreign Securities of emerging market issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issues are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidence of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisors seek to use these kinds of transactions to further the Trust's investment objectives, no assurance can be given that they will achieve this result.

     The Trust may enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or protect against changes in currency exchange rates.

     Strategic Transactions have risk, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

     A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

     Temporary, Defensive Position. Upon the Advisors' recommendation, during temporary defensive periods and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Trust may not pursue or achieve its investment objectives.

     Portfolio Turnover. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust's investment objectives. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisors, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                        BORROWINGS AND PREFERRED SHARES

     The Trust currently anticipates borrowing funds and/or issuing Preferred Shares in an aggregate amount of approximately 33 1/3% of its capital to purchase additional securities. This practice is known as "leverage." The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Advisors may from time to time determine. Changes in the value of the Trust's portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to the Advisors for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the proceeds from the issuance of Preferred Shares and other leverage. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.

     Although the Trust is authorized to issue Preferred Shares in an amount up to 50% of its capital, the Trust does not intend to offer Preferred Shares representing more than 33 1/3% of the Trust's total assets immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Trust does not issue Preferred Shares, the Trust will limit its borrowing to 33 1/3% of the Trust's total assets immediately after the borrowing. The Preferred Shares would have complete priority upon distribution of assets over the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of any Preferred Shares offering in real estate related securities. The Preferred Shares will likely pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive higher distributions than if the Trust were not leveraged.

     Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's assets, less all liabilities and indebtedness of the Trust, is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's assets less all liabilities and indebtedness of the Trust). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's assets is at least 200% of the liquidation value of its outstanding Preferred Shares plus its outstanding liabilities and indebtedness. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Code. If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

     The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act and may limit the ability of the Trust to borrow money and engage in other transactions. It is not anticipated that these covenants or guidelines will impede the Advisors from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

     The Trust may also borrow money in an amount equal to 5% of its capital as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

EFFECTS OF LEVERAGE

     Assuming that the Preferred Shares will represent approximately 33 1/3% of the Trust's capital and pay dividends at an annual average rate of 4.0%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.33% in order to cover the interest payments specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual interest rates on the Preferred Shares will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares or borrowing representing 33 1/3% of the Trust's capital, net of expenses, and the Trust's currently projected annual leverage dividend and borrowing interest rate or payment on interest rate transaction of 4.0%.

Assumed Portfolio Total Return (Net of
  Expenses).............................       (10)%       (5)%        0%         5%        10%
Common Share Total Return...............     (17.0)%     (9.5)%     (2.0)%      5.5%      13.0%

     Common share total return is composed of two elements -- the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on its Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the tables above assume that the Trust is more likely to suffer capital losses than to enjoy capital appreciation.

     Unless and until Preferred Shares are issued, or, alternatively, the Trust uses leverage through borrowing, the common shares will not be leveraged and the foregoing illustrations will not be pertinent.

                           INTEREST RATE TRANSACTIONS

     In connection with the Trust's anticipated use of leverage through its sale of Preferred Shares or borrowings, the Trust may enter into interest rate swaps or option transactions. The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

     Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust may use an interest rate option, which would require it to pay a premium to the option counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. Buying interest rate options could also decrease the net earnings of the common shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the leverage that the Trust would have been required to pay had it not entered into the option agreement. The Trust has no current intention of entering into swaps or options other than as described in this Prospectus. The Trust will not enter into interest rate swap or option transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory policy and tax requirements.

     The Trust will usually enter into swaps or options on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

     The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates the Trust's use of interest rate instruments could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or option could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings.

     Interest rate swaps and options generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps or options is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or option, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

     Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or option transaction with any counterparty that the Advisors believe does not have the financial resources to honor its obligation under the interest rate swap or option transaction. Further, the Advisors will continually monitor the financial stability of a counterparty to an interest rate swap or option transaction in an effort to proactively protect the Trust's investments.

     In addition, at the time the interest rate swap or option transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

     The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or option transaction. Such early termination of a swap or option could result in termination payment by or to the Trust.

     In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's
Investments -- Portfolio Compositions -- Strategic Transactions" above for additional information.

                                     RISKS

     The Trust is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Trust is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objectives. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Trust dividends and distributions.

     Concentration and General Risks of Securities Linked to the Real Estate Market. The Trust will not invest in real estate directly, but only in securities issued by real estate companies, including REITs and real estate operating companies ("REOCs"). However, because of the Trust's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate;

     - risks related to general and local economic conditions;

     - possible lack of availability of mortgage funds;

     - overbuilding;

     - extended vacancies of properties;

     - increased competition;

     - increases in property taxes and operating expenses;

     - changes in zoning laws;

     - losses due to costs resulting from the clean-up of environmental problems;

     - liability to third parties for damages resulting from environmental problems;

     - casualty or condemnation losses;

     - limitations on rents;

     - changes in neighborhood values and the appeal of properties to tenants;

     - changes in interest rates;

     - financial condition of tenants and buyers and sellers of real estate; and

     - quality of maintenance, insurance and management services.

     Thus, the value of the common shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment objectives. Because the Trust has a policy of concentrating its investments in the real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the real estate market.

     Stock Market Risk. Your investment in common shares represents an indirect investment in REIT shares and other equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Trust invests, will fluctuate from day to day and may, in either the near term or over the long run, decline in value. The value of the common shares may be affected by a decline in financial markets in general. Your investment in common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Trust dividends and distributions. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks.

     Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates.

     The Trust intends to utilize leverage, which magnifies interest rate risk. See "-- Leverage Risk."

     Leverage Risk. Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Trust, to leverage the common shares.

     Leverage is a speculative technique which may expose the Trust to greater risk and increase its costs. Increases and decreases in the value of the Trust's portfolio will be magnified when the Trust uses leverage. For example, leverage may cause greater swings in the Trust's net asset value or cause the Trust to lose more than it invested. The Trust will also have to pay dividends on its preferred shares or interest on its borrowings, reducing the Trust's return. These dividend payments or interest expense may be greater than the Trust's return on the underlying investment. There is no assurance that the Trust's leveraging strategy will be successful.

     If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the dividends or interest rate on the leverage approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividends or interest rate on the leverage exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. The Trust will pay (and the holders of common shares will bear) any costs and expenses relating to any leverage. Accordingly, the Trust cannot assure you that the use of leverage would result in a higher yield or return to the holders of the common shares.

     Any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In extreme cases, the Trust might be in danger of failing to maintain the required 200% asset coverage, of losing its ratings on any Preferred Shares issued or the Trust's current investment income might not be sufficient to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such an event, the Trust might need to reduce its leverage and to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of common shares.

     While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general with respect to rental rates and occupancy levels.

     Insurance Issues. Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect Trust's investment performance.

     Credit Risk. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the common shares could be reduced.

     Smaller Companies. Even the larger REITs tend to be small to medium-sized companies in comparison to many industrial and service companies. As of June 30, 2003, according to the National Association of Real Estate Investment Trusts (NAREIT), the market capitalization of REITs ranged in size from approximately $157.865 million to approximately $10.878 billion.

     Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act.

     Small Cap Risk. The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. In addition, there are relatively few REITs when compared to other types of companies.

     Risks of Investment in Lower-Rated Securities. The Trust may invest up to 20% of its total assets in securities rated below investment grade or considered by the Advisor and/or Sub-Advisor to be of below investment grade credit quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch or unrated securities determined by the Advisors to be of comparable quality. Lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to the interest and principal payments.

     The values of lower grade securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of lower grade securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower grade securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

     During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower grade securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held generally by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

     The secondary markets for lower grade securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower grade securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower grade securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower grade securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust's assets. Market quotations on lower grade securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust's net asset value and investment practices, the secondary market for lower grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower grade securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower grade securities and limiting the deductibility of interest by certain corporation issuers of lower grade securities adversely affected the lower grade securities market in the past.

     When the secondary market for lower grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust's lower grade securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the market for below investment grade securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower grade securities contract due to adverse economic conditions or for other reasons, certain of the Trust's liquid securities may become illiquid and the proportion of the Trust's assets invested in illiquid securities may significantly increase.

     The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisors to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Trust will not invest in securities which are in default at the time of purchase.

     Prepayment Risks. If interest rates fall, the principal or bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders.

     Asset Backed Securities Risk. The yield and maturity characteristics of asset backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The average life of an asset-backed instrument, in particular, is likely to be substantially less than the original maturity of the assets underlying the securities as the result of scheduled principal payments and prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Collateralized Bond Obligations. In collateral bond obligations and similar structures ("CBOs"), the pool of securities or loans is used to collateralize obligations separated into tranches representing different degrees of credit quality. The top tranche, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual payments (i.e., money that is left over after all higher tiers have been paid) rather than a fixed interest rate. The returns on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing money on its investment in lower CBO tranches.

     Commercial Mortgage-Backed Securities. Investments in CMBS, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. These risks are heightened in the case of CMBS related to a relatively small pool of commercial mortgage loans. In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate values.

     For most commercial mortgage loans, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related CMBS will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the related CMBS may be hurt.

     Because the Trust intends to invest in junior classes of CMBS, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

     B Notes. A B Note is a commercial mortgage loan typically (a) secured by a first mortgage on a single large commercial property or group of related properties and (b) subordinated to an A Note secured by the same first mortgage on the same collateral. As a result, if an issuer defaults, there may not be sufficient funds remaining for the holder of the B Note. B Notes reflect credit risks similar to comparably rated CMBS, although they do not have any market, raising additional liquidity risks. However, since each B Note is privately negotiated, B Notes can vary in their structural characteristics and risks, including, for example, the rights of the holder of the B Note to control the process following a borrower default. Furthermore, since they are typically secured by a single property, B Notes reflect the risks associated with significant concentration.

     Convertible Securities. The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may tend to decline as interest rates increase and, conversely, may tend to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Foreign Risk. Under current market conditions, the Trust may invest up to 10% of its total assets in Foreign Securities. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

     - fluctuations in foreign exchange rates;

     - future foreign economic, financial, political and social developments;

     - different legal systems;

     - the possible imposition of exchange controls or other foreign governmental laws or restrictions;

     - lower trading volume;

     - much greater price volatility and illiquidity of certain foreign securities markets;

     - different trading and settlement practices;

     - less governmental supervision;

     - regulatory changes;

     - changes in currency exchange rates;

     - high and volatile rates of inflation;

     - fluctuating interest rates;

     - less publicly available information; and

     - different accounting, auditing and financial record-keeping standards and requirements.

     Investments in Foreign Securities will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

     - the possibility of expropriation of assets;

     - confiscatory taxation;

     - difficulty in obtaining or enforcing a court judgment;

     - economic, political or social instability; and

     - diplomatic developments that could affect investments in those countries.

     Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

     - growth of gross domestic product;

     - rates of inflation;

     - capital reinvestment;

     - resources;

     - self-sufficiency;

     - balance of payments position; and

     - certain investments in Foreign Securities also may be subject to foreign withholding taxes.

     Strategic Transactions. Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options and swaps. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisors' ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

     The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing preferred share dividends or borrowing interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the common shares. See "Interest Rate Transactions."

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares would likely increase, which would tend to further reduce returns to common shareholders.

     Deflation Risk. Deflation risk is the risk that the Trust's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Trust being redeemed by their issuers.

     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

     Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

     Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Trust's net asset value could decrease as a result of Trust investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the offering as a result of the payment of certain offering costs in connection with this offering and any offering of preferred shares. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Trust's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, the Trust cannot predict whether the shares will trade at below or above net asset value, or at below or above the initial public offering price.

     Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

     No Operating History. The Trust is a newly organized, non-diversified closed-end management investment company with no operating history.

     Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust, as amended and restated, includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by ING Clarion RES and Clarion Capital. There are five trustees of the Trust. Two of the
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

trustees are "interested persons" of the Trust (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

     ING Clarion RES acts as the Trust's investment advisor. ING Clarion RES is responsible for the allocation of the Trust's portfolio assets between equity and fixed-income investments and for the selection and monitoring of the Trust's sub-advisor, Clarion Capital, which will select the Trust's Real Estate Fixed Income Securities. ING Clarion RES is located at 259 North Radnor Chester Road, Suite 205, Radnor, PA, 19087 and Clarion Capital is located at 230 Park Avenue, New York, New York 10169.

     As of June 30, 2003, ING Clarion RES had approximately $2.1 billion in assets under management and Clarion Capital had approximately $1.3 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.0 billion of private market Real Estate with nearly 600 employees operating from 28 offices nationwide. All three entities share a common real estate research platform and manage collectively over $12 billion in diverse real estate securities and real estate assets. ING Clarion RES and Clarion Capital are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in 60 countries with over 100,000 employees and $500 billion in assets under management. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Real Estate is the 3rd largest global Real Estate manager and investor with $44 billion in Real Estate assets under management as of June 30, 2003. ING Real Estate conducts business worldwide, with offices in The Netherlands, Belgium, France, Great Britain, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.

     Investment Rationale for the Trust. Based upon ING Clarion's evaluation of historical data, ING Clarion believes that investments in securities of real estate companies generally have fared better during periods of economic weakness or uncertainty than other market sectors due in part to the long-term nature of most real estate leases. Further, ING Clarion believes that investment in securities of real estate companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, such as those that make up the S&P 500 Index. ING Clarion also believes that investment in real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with relatively attractive risk-adjusted total returns. In addition, ING Clarion believes, based upon its evaluation of historical data, that investments in securities of real estate companies have exhibited low correlation in performance to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor's overall portfolio. Furthermore, returns of Real Estate Fixed Income Securities have shown a low correlation to returns of Real Estate Equity Securities. As a result, a blend of Real Estate Equity Securities and Real Estate Fixed Income Securities may enable the Trust to deliver returns with lower overall statistical risk (defined as standard deviation of returns) than a fund only investing in Real Estate Equity Securities.

     Portfolio Managers.  The Trust's portfolio is managed by a team including
T. Ritson Ferguson, Kenneth D. Campbell, Sherry L. Rexroad, CFA, Steven D. Burton, Joseph P. Smith, Daniel Heflin and Stephen Baines. Their biographies, including professional experience, industry designations and education are as follows:

     T. Ritson Ferguson, CFA. Mr. Ferguson has been Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1999. Mr. Ferguson provides oversight of the firm's operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Previously with Radnor Advisors and Trammell Crow Company, he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate before joining Messrs. Campbell and Kling in 1991 in forming what is today ING Clarion Real Estate

Securities, Inc. Mr. Ferguson was formerly with Bain and Company as a consultant, and served as a Captain in the U.S. Air Force as a computer scientist.

     Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude, Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR). Mr. Ferguson is a holder of the Chartered Financial Analyst
(CFA) designation.

     Kenneth D. Campbell. Mr. Campbell has been Managing Director of ING Clarion Real Estate Securities, L.P. since 1995. Mr. Campbell is Chairman of the Investment Policy Committee responsible for establishing real estate securities investment policy and has more than 33 years experience as an investor in real estate securities. In 1969, he founded Audit Investments, Inc., a registered investment advisor. Through Audit he has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. He founded Realty Stock Review in 1970, which became the leading advisory publication under his aegis until its sale in 1990. Mr. Campbell has edited and been principal author of four book-length investment reports on REITs and real estate securities.

     An MBA graduate with distinction from New York University and an honors BA from Capital University, Mr. Campbell is a member of the Philadelphia Society of Security Analysts and the National Association of Real Estate Investment Trusts (NAREIT). He was a founding member of the Real Estate Analysts Group in New York City and was presented the REIT Industry Leadership Award by NAREIT in 1996.

     Sherry L. Rexroad, CFA. Ms. Rexroad has been a Senior Director of ING Clarion Real Estate Securities, L.P. since January, 2001. Ms. Rexroad is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. She is also responsible for evaluating the investment potential of public real estate companies. Previously with AEW Capital Management, she was a Vice President and Portfolio Manager in their Fixed Income and Capital Markets Group. She has more than twelve years investment experience including real estate equities, CMBS and whole loans. Her background includes real estate management, construction management and the evaluation of public and private real estate companies. Prior to AEW she worked for the Environmental Protection Agency (EPA) where she managed the design and construction of a $40 million Environmental Science Center and negotiated commercial leases. Ms. Rexroad joined ING Clarion Real Estate Securities, L.P. in 1997.

     Ms. Rexroad holds an MBA from Wharton (University of Pennsylvania) and is a Dean's List graduate of Haverford College. She is a member of the National Association of Real Estate Investment Trusts (NAREIT) and the International Council of Shopping Centers. Ms. Rexroad is a holder of the Chartered Financial Analyst (CFA) designation and a member of the Financial Analysts of Philadelphia, and the Association for Investment Management and Research (AIMR).

     Steven D. Burton, CFA. Mr. Burton has been Director of ING Clarion Real Estate Securities, L.P. since January 2000. Mr. Burton is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. Previously with GE Investment Corporation, he has extensive direct investment experience in a broad array of product types -- including office, multifamily, industrial, retail and lodging -- and oversaw a $350 million portfolio of directly owned commercial real estate assets. His experience includes acquisitions, dispositions, lease negotiation, loan restructuring and workout activity. Mr. Burton joined ING Clarion Real Estate Securities, L.P. in 1995.

     He is an MBA graduate of the Kellogg School (Northwestern University) and Middlebury College (BA in Mathematics, cum laude). Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

     Joseph P. Smith, CFA. Mr. Smith has been Director of ING Clarion Real Estate Securities, L.P. since January 2001 and Vice President, Senior Investment Analyst prior thereto. Mr. Smith is a member of the

Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. He joined ING Clarion Real Estate Securities, L.P. in 1997. Previously with Alex. Brown & Sons, Inc., Mr. Smith was an Associate in the Real Estate Investment Banking Group. His responsibilities included public offerings, private placements, mergers and acquisitions, and other real estate investment banking services. His prior experience also included work as a financial analyst at Radnor Advisors, a direct real estate investment firm, where he gained experience in all facets of the analysis, acquisition, and management of commercial real estate.

     Mr. Smith is a MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Villanova University (magna cum laude). He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

     Daniel Heflin. Mr. Heflin has been Director and Chief Executive Officer of Clarion Capital LLC since 1995. Prior to joining Clarion Capital LLC, Mr. Heflin worked at Ocwen Financial Corporation in Palm Beach, Florida, where he was Vice President and headed the Structured Finance Group from 1993 to 1995. From 1990 to 1993 Mr. Heflin worked for Credit Suisse First Boston in London, England in the Capital Markets Group. From 1986 to 1990 Mr. Heflin worked at Arthur Andersen & Co. in New York as a member of the Asset Securitization Group.

     Mr. Heflin holds a M.S. degree in Economics from the London School of Economics in London, England in 1992 and a B.A. from Texas Christian University. Further, Mr. Heflin is a Certified Public Accountant in the State of New York and has over 15 years of fixed income investment experience.

     Stephen Baines. Mr. Baines has been a Managing Director of Clarion Capital LLC since 2002. Mr. Baines is a member of Clarion Capital's Investment Committee and has been with ING Clarion since 2001.

     Prior to joining Clarion Capital LLC, Mr. Baines worked at James Howard, LP from 1995 to 2001 where he was a founding partner. From 1992 to 1995, he was the Head of Commercial Mortgage Lending and Securitization at Ocwen Financial Corporation and was with Arthur Andersen & Co. from 1983 to 1992. From 1989 to 1992, Mr. Baines was the Senior Manager in charge of Arthur Andersen's Asset Securitization Group. Mr. Baines holds a BS Economics degree from the London School of Economics. Mr. Baines is a Chartered Accountant in England and Wales and a Certified Public Accountant in the State of New York. Mr. Baines has 15 years of fixed income structuring and investment experience.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between ING Clarion RES and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by ING Clarion RES a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). Under the investment management agreement, the Trust may, but is not obligated to, reimburse ING Clarion RES for certain expenses ING Clarion RES incurs in connection with performing non investment advisory services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by ING Clarion RES who devote substantial time to Trust operations may be reimbursed to ING Clarion RES. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to ING Clarion RES will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

     Clarion Capital will receive from ING Clarion RES a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to Real Estate Fixed Income Securities compared to the total Managed Assets of the Trust. The Sub-Advisor will begin receiving its fee only after the Advisor has received an advisory fee equal to certain Trust start-up costs it assumed in organizing and offering the Trust.

     In addition to the Management Fee of ING Clarion RES, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with ING Clarion RES), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first nine years of the Trust's operation, ING Clarion RES has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                                               PERCENTAGE WAIVED
                                                              (AS A PERCENTAGE OF
TWELVE-MONTH                                                    AVERAGE WEEKLY
PERIOD ENDING                                                  MANAGED ASSETS)*
-------------                                                 -------------------
September 30, 2004**........................................         0.25%
September 30, 2005..........................................         0.25%
September 30, 2006..........................................         0.25%
September 30, 2007..........................................         0.25%
September 30, 2008..........................................         0.25%
September 30, 2009..........................................         0.20%
September 30, 2010..........................................         0.15%
September 30, 2011..........................................         0.10%
September 30, 2012..........................................         0.05%

---------------

*  Including net assets attributable to Preferred Shares.

** From the commencement of operations.

     ING Clarion RES has not undertaken to waive any portion of the Trust's fees and expenses beyond September 30, 2012 or after termination of the investment management agreement.

                                NET ASSET VALUE

     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m. New York City time) on the New York Stock Exchange (NYSE) on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares of the Trust from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

     For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of trustees shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the board of trustees, including pricing services when such prices are believed by the board of trustees to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Other assets are valued at fair value by or pursuant to guidelines approved by the board of trustees.

                                 DISTRIBUTIONS

     Level Rate Dividend Policy. Subject to the determination of the board of trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Trust's first dividend, the Trust intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Trust, which rate may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on the Trust's Preferred Shares, if any, and interest and required principal payments on borrowings, if any. The Trust's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on its Preferred Shares, if any, and interest and required principal payments on borrowings, if any. At least annually, the Trust intends to distribute all of its net capital gain and net investment income not distributed during the year. Initial distributions to common shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. The net investment income of the Trust consists of all ordinary taxable income and net short-term capital gain earned on portfolio assets less all deductible expenses of the Trust. Expenses of the Trust are accrued each day. In addition, the Trust currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Trust's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's common shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

     To permit the Trust to maintain a more stable monthly distribution, the Trust will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of net investment income actually earned by the Trust during the period. Undistributed net investment income will be added to the Trust's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Trust's net asset value.

     Managed Dividend Policy. The Trust intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the Investment Company Act to obtain the ability to implement a Managed Dividend Policy. If the Trust receives the requested relief, the Trust may implement a Managed Dividend Policy.

     Under a Managed Dividend Policy, the Trust would distribute a monthly fixed percentage of net asset value to common shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on Preferred Shares, if any, and interest and required principal payments on borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Trust's assets. The Trust's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Trust's assets, would generally be treated as a tax-free return of capital up to the amount of the common shareholder's tax basis in common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Trust's current and accumulated earnings and profits.

     In the event the Trust distributed the Excess, such distribution would decrease the Trust's total assets and, therefore, have the likely effect of increasing the Trust's expense ratio. There is a risk that the Trust would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that the Trust will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the board of trustees will determine to implement a Managed Dividend Policy. The board of trustees reserves the right to change the dividend policy from time to time.

                           DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator"), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by The Bank of New York by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

     The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence or questions concerning the Plan should be directed to the The Bank of New York, at 101 Barclay Street, New York, New York 10286,
Attention: Irina Krylov, Phone Number: (800) 433-8191.

                             DESCRIPTION OF SHARES

COMMON SHARES

     The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of July 16, 2003, as amended and restated on July 18, 2003. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "-- Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     The Trust has no present intention of offering any additional shares other than the Preferred Shares and common shares issued under the Trust's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

     The Trust's common shares are expected to be listed on the American Stock Exchange under the symbol "IIA".

     The Trust's net asset value per share generally increases and decreases based on the market value of the Trust's securities, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the American Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase. See "Borrowing and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

     The Agreement and Declaration of Trust, as amended and restated, provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Trust may elect to issue Preferred Shares as part of its leverage strategy. The Trust may issue Preferred Shares representing approximately
33 1/3% of the Trust's capital immediately after the Preferred Shares are issued. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Trust. We cannot assure you, however, that any Preferred Shares will be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, as amended and restated. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

     Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently reissue any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any reissuance of shares by the Trust will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust, as amended and restated. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all classes or series of common shares or Preferred Shares of the Trust.

     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     - the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

     - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Trust to an open-end investment company, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

     To liquidate the Trust, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Amended and Restated Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Amended and Restated Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Amended and Restated Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                           CLOSED-END TRUST STRUCTURE

     The Trust is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of the possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

                          REPURCHASE OF COMMON SHARES

     Like the shares of many other closed-end funds, the Trust's common shares may trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal market on which the common shares are traded.

                                  TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

     The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earnings and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

     The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code and will generally not qualify for the reduced rate on qualified dividend income. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, as lead manager ("A.G. Edwards") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Huntleigh Securities Corporation, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Oppenheimer & Co. Inc., RBC Dain Rauscher Inc., Stifel, Nicolaus & Company, Incorporated, as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust, ING Clarion RES and Clarion Capital (the "Underwriting Agreement"), to purchase from the Trust the number of common shares set forth alongside their respective names.


UNDERWRITERS                                                     SHARES
------------                                                   -----------
A.G. Edwards & Sons, Inc. ..................................     5,125,000
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................     5,125,000
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc.......................................................       300,000
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................       300,000
Huntleigh Securities Corporation............................       300,000
Janney Montgomery Scott LLC.................................       300,000
Legg Mason Wood Walker, Incorporated........................       300,000
McDonald Investments Inc., a KeyCorp Company ...............       300,000
Oppenheimer & Co. Inc. .....................................       300,000
RBC Dain Rauscher Inc.......................................       300,000
Stifel, Nicolaus & Company, Incorporated....................       300,000
Deutsche Bank Securities Inc. ..............................       100,000
U.S. Bancorp Piper Jaffray Inc. ............................       100,000
Advest, Inc. ...............................................        50,000
Robert W. Baird & Co. Incorporated..........................        50,000
Brean Murray & Co., Inc. ...................................        50,000
Crowell, Weedon & Co. ......................................        50,000
D.A. Davidson & Co. ........................................        50,000
Ferris, Baker Watts, Incorporated...........................        50,000
First Southwest Company.....................................        50,000
Morgan Keegan & Company, Inc. ..............................        50,000
Parker/Hunter Incorporated..................................        50,000
Quick & Reilly, Inc., A FleetBoston Financial Company.......        50,000
Ryan Beck & Co. ............................................        50,000
Sanders Morris Harris.......................................        50,000
Stephens Inc. ..............................................        50,000
Sterne, Agee & Leach, Inc. .................................        50,000
SunTrust Capital Markets, Inc. .............................        50,000
TD Waterhouse Investor Services, Inc. ......................        50,000
Wedbush Morgan Securities Inc. .............................        50,000
     Total..................................................    14,000,000


     The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Trust's business and the receipt of certain certificates, opinions and letters from the Trust and the Trust's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all the common shares if they purchase any of the common shares.

     The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of 2,100,000 additional common shares to cover over-allotments, if any at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of common shares offered hereby. To the extent the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares approximately proportionate to such Underwriter's initial commitment.



     The Representatives have advised the Trust that the Underwriters propose to offer some of the common shares directly to investors at the offering price of $15.00 per common share, and may offer some of the common shares to certain dealers at the offering price less a concession not in excess of $0.45 per common share, and such dealers may reallow a concession not in excess of $0.10 per common share in reimbursement of their expenses. The common shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.


     The Trust will pay all of its organizational and offering costs up to and including $0.03 per common share. ING Clarion RES has agreed to pay all of the Trust's organizational costs and offering costs (other than sales load) that exceed $0.03 per common share. The Trust has agreed to pay the Underwriters $.005 per common share (subject to a maximum reimbursement of $75,000) as a partial reimbursement of expenses incurred in connection with the offering.

     ING Funds Distributor, LLC ("ING Funds"), an affiliate of ING Clarion, will provide distribution assistance with the sale of common shares of the Fund. In connection with this distribution assistance, ING Funds will enter into an offering participation agreement with the Fund. The Advisor will compensate ING Funds for this distribution assistance out of its own resources. ING Funds is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed as "Underwriter" for the purposes of this offering under the Securities Act of 1933, although it will not purchase any of the common shares or be a party to the underwriting agreement.

     The Trust's common shares will be listed, subject to notice of issuance, on the American Stock Exchange under the symbol "IIA". In order to meet the requirements for listing the common shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation between the Trust and the Representatives.

     The Trust, ING Clarion RES and Clarion Capital have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

     The Trust has agreed not to offer or sell any additional common shares of the Trust, other than as contemplated by this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

     The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

     Until the distribution of common shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the common shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the common shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of common shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the common shares while the offering is in progress.

     The Underwriters may also impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

     These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the common shares. As a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the American Stock Exchange or otherwise.

     In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.


     The Advisor (and not the Trust) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards and has agreed to pay from its own assets a fee to A.G. Edwards. This fee will be payable quarterly at the annual rate of 0.15% of the Trust's Managed Assets, other than Managed Assets attributable in common shares sold by Qualifying Underwriters, and will be payable only so long as the investment management agreement remains in effect between the Trust and the Advisor or any successor in interest or affiliate of the Advisor, as and to the extent that such investment management agreement is renewed or continued periodically in accordance with the Investment Company Act. The Adviser will limit the amount of such fee payments such that the total amount of such fee payments, together with the sales load of 4.5%, the $0.005 per common share partial reimbursement of expenses equalling .03% of the aggregate initial offering price of the common shares offered hereby, the amount of the fee payable to the Qualifying Underwriters, which will not exceed 1.83% of the aggregate initial offering price of the common shares offered hereby (as described below) and the amount payable by the Trust to the underwriters' counsel pursuant to the Underwriting Agreement, equalling .004% of the aggregate initial offering price of the common shares offered hereby will not exceed any sales charge limits on (which the Advisor and Underwriters currently understand to be 9.00% of the aggregate initial offering price of the common shares offered hereby) under the rules of the National Association of Securities Dealers, Inc., as then in effect. Pursuant to the Corporate Finance Services and Consulting Agreement, A.G. Edwards will: (i) provide the Advisor with relevant information, studies or reports regarding general trends in the closed-end management investment company and asset management industries, and consult with representatives of ING Clarion Real Estate in connection therewith; (ii) at the Advisor's request, provide economic research and statistical information and reports to and consult with the Advisor's or the Trust's representatives and/or the Trust's Trustees with respect to such information and reports, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance; and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Trust and such investment companies), (y) the respective market performance of the Trust and such other companies, and (z) other relevant performance indicators; and; and (iii) provide the Advisor with certain other services relating to the trading price and market price thereof in connection with the common shares, including after-market services designed to maintain the visibility of the Trust in the market.



     The Advisor (and not the Trust) has agreed to pay from its own assets to certain Underwriters (each a "Qualifying Underwriter") a quarterly fee at an annual rate of up to 0.15% of the Trust's Managed Assets attributable to common shares sold by such Qualifying Underwriters in this offering, such fees to be payable so long as the investment management agreement remains in effect between the Trust and the Advisor, or any successor in interest or affiliate of the Adviser as and to the extent that such investment management agreement is renewed periodically in accordance with the Investment Company Act. The Adviser will limit the amount of such fee payments such that the total amount of such fee payments, together with the sales load of 4.5%, the $.005 per common share partial reimbursement of expenses equalling .03% of the aggregate initial offering price of the common shares offered hereby, the amount of the fee payable to A.G. Edwards pursuant to the Corporate Finance Services and Consulting Agreement which will not exceed 2.63% of the aggregate initial offering price of the common shares offered hereby, the amount payable by the Trust to the underwriters' counsel pursuant to the Underwriting Agreement equalling .004% of the aggregate initial offering price of the common shares offered hereby will not exceed any sales charge limits (which the Advisor and Underwriters currently understand to be 9.00%) under the rules of the National Association of Securities Dealers, Inc., as then in effect.



     The addresses of the principal Underwriters are: A.G. Edwards & Sons, Inc., One North Jefferson Ave., St. Louis, MO 63130; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY 10080; BB&T Capital Markets, 200 South College Street, Charlotte, NC 28202; J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, KY 40202-2517; Huntleigh Securities Corporation, 7800 Forsyth Blvd., 5th Floor, St. Louis, MO 63105; Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103; Legg Mason Wood Walker Incorporated, 100 Light Street, Baltimore, MD 21202; McDonald Investments Inc., 800 Superior Ave., Cleveland, OH 44114; Oppenheimer & Co. Inc., 125 Broad Street, 15th Floor, New York, NY, 1004; RBC Dain Rauscher Inc., 60 South Sixth Street, Minneapolis, MN 55402; Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, MO 63102.



         CUSTODIAN, ADMINISTRATOR, ACCOUNTING AGENT, AND TRANSFER AGENT


     The Custodian, Administrator, Accounting Agent, and Transfer Agent of the Trust is The Bank of New York, ("BONY"). As custodian BONY performs custodial services. As fund accountant, BONY calculates the Trust's net asset value and performs fund accounting and portfolio accounting services. As administrator BONY generally assists in the administration and operation of the Trust. BONY will also serve as transfer agent and dividend paying agent with respect to the common shares.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                        PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and their sub-advisor and their respective affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                               ----
Use of Proceeds.............................................    B-1
Investment Objectives and Policies..........................    B-1
Investment Policies and Techniques..........................    B-3
Other Investment Policies and Techniques....................    B-5
Management of the Trust.....................................    B-9
Portfolio Transactions and Brokerage........................   B-14
Description of Shares.......................................   B-15
Repurchase of Common Shares.................................   B-15
Tax Matters.................................................   B-17
Performance Related and Comparative Information.............   B-21
Experts.....................................................   B-24
Additional Information......................................   B-24
Independent Auditors' Report................................    F-1
Financial Statements........................................    F-2
APPENDIX A Ratings of Investments...........................    A-1
APPENDIX B Proxy Voting Procedures..........................    B-1

-------------------------------------------------------------
-------------------------------------------------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Prospectus Summary........................     1
Summary of Trust Expenses.................    14
The Trust.................................    16
Use of Proceeds...........................    16
The Trust's Investments...................    16
Borrowings and Preferred Shares...........    22
Interest Rate Transactions................    24
Risks.....................................    25
Management of the Trust...................    34
Net Asset Value...........................    38
Distributions.............................    39
Dividend Reinvestment Plan................    40
Description of Shares.....................    41
Certain Provisions in the Agreement and
  Declaration of Trust....................    43
Closed-End Trust Structure................    45
Repurchase of Common Shares...............    45
Tax Matters...............................    45
Underwriting..............................    48
Custodian, Administrator and Transfer
  Agent...................................    51
Legal Opinions............................    51
Privacy Principles of the Trust...........    51
Table of Contents for the Statement of
  Additional Information..................    52



     UNTIL OCTOBER 20, 2003 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------


                               14,000,000 SHARES

                            ING CLARION REAL ESTATE
                                  INCOME FUND
                                 COMMON SHARES
                              --------------------

                                   PROSPECTUS
                              --------------------
                           A.G. Edwards & Sons, Inc.
                              Merrill Lynch & Co.
                              BB&T Capital Markets
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                        Huntleigh Securities Corporation
                          Janney Montgomery Scott LLC
                             Legg Mason Wood Walker
                                  Incorporated

                           McDonald Investments Inc.
                                  Oppenheimer
                              RBC Capital Markets
                           Stifel, Nicolaus & Company
                                  Incorporated

                               September 25, 2003

-------------------------------------------------------------
-------------------------------------------------------------

                      ING CLARION REAL ESTATE INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


     ING Clarion Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated September 25, 2003. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 992-0180. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Use of Proceeds.............................................   B-1
Investment Objectives and Policies..........................   B-1
Investment Policies and Techniques..........................   B-3
Other Investment Policies and Techniques....................   B-5
Management of the Trust.....................................   B-9
Portfolio Transactions and Brokerage........................  B-14
Description of Shares.......................................  B-15
Repurchase of Common Shares.................................  B-15
Tax Matters.................................................  B-17
Performance Related and Comparative Information.............  B-21
Experts.....................................................  B-24
Additional Information......................................  B-24
Independent Auditors' Report................................   F-1
Financial Statements........................................   F-2
APPENDIX A Ratings of Investments...........................   A-1
APPENDIX B Proxy Voting Procedures..........................   B-1

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 2003.

                                USE OF PROCEEDS

     Pending investment in real estate securities that meet the Trust's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities money market securities to the extent such securities are available. See "Investment Policies and Techniques -- Short Term Fixed Income Securities."

                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust's primary investment objective is high current income. The Trust's secondary investment objective is capital appreciation.

INVESTMENT RESTRICTIONS

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

          (1) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

          (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

          (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

          (4) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

          (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool or commodity pool operator; or

          (6) invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Trust may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

          (1) make any short sale of securities except in conformity with applicable laws, rules and regulations;

          (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

          (3) purchase securities of companies for the purpose of operating such companies.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     The Trust has a non-fundamental policy of investing at least 90% of its total assets in "Real Estate Securities" as defined in the prospectus (and may be amended from time to time). If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with U.S. federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations are subject to applicable cure provisions and may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

     The Trust intends to apply for ratings for the Preferred Shares from Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"). In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objectives, policies, and techniques that are described in the Trust's Prospectus.

SHORT-TERM FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Advisors and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization. The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

     The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

SHORT SALES

     The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS

     Consistent with its investment objectives and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on the Advisors' ability to predict pertinent market movements, which cannot be assured.

     Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and options. The Trust expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.

     Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

     Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

     Forward Currency Contracts. Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

     The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES

     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

     Although ING Clarion RES intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of ING Clarion RES are not exclusive and ING Clarion RES provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, ING Clarion RES is not liable to the Trust or any of the Trust's shareholders for any act or omission by ING Clarion RES in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of ING Clarion RES, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

     The investment management agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on August 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets. In approving this agreement, the board of trustees considered, among other things, (i) the services to be provided by ING Clarion RES; (ii) the investment capabilities of ING Clarion RES; and (iii) the Trust's fee and expense data as compared to a peer group of closed-end funds with similar investment objectives and policies as the Trust. The board of trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by ING Clarion RES, the experience of the Trust portfolio managers employed by ING Clarion RES and the comparability of the fee structure with similar funds.

     The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of September 16, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by ING Clarion RES, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

INVESTMENT SUB-ADVISORY AGREEMENT

     Clarion Capital acts as the Trust's sub-advisor. Clarion Capital will receive a portion of the management fee paid by the Trust to ING Clarion RES. From the management fees, ING Clarion RES will pay Clarion Capital, for serving as sub-advisor, a fee equal to a pro-rata share of the percentage of assets allocated to real estate fixed income securities as part of the total Managed Assets of the Trust.

     The investment sub-advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify Clarion

Capital, its partners, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

     Although Clarion Capital intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of Clarion Capital are not exclusive and Clarion Capital provides similar services to other investment companies and other clients and may engage in other activities.

     The investment sub-advisory agreement was approved by the Trust's board of trustees at an in-person meeting held on August 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by Clarion Capital. This agreement provides that ING Clarion RES will pay Clarion Capital a sub-advisory fee equal to 100% of the investment advisory fee received by ING Clarion RES in respect of (i) that portion of the Trust's average daily net assets managed by Clarion Capital (the "Sub-Advised Portion") and (ii) the proportionate amount of the outstanding leverage of the Trust attributable to the Sub-Advised Portion; provided, however, that Clarion Capital shall not receive any payments until ING Clarion RES has received an investment advisory fee in an amount equal to the offering costs and expenses assumed by ING Clarion RES in the Trust's initial public offering of common shares. In approving this agreement, the board of trustees considered, among other things, (i) the services to be provided by Clarion Capital and; (ii) the investment capabilities of Clarion Capital. The board of trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by Clarion Capital and the experience of the Trust portfolio managers employed by Clarion Capital.

     The investment sub-advisory agreement was approved by the sole common shareholder of the Trust as of September 16, 2003. The investment sub-advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment sub-advisory agreement may be terminated as a whole at any time by the Trust or by ING Clarion RES without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trusts, or by Clarion Capital, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The investment sub-advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company
Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, ING Clarion RES and their board members and officers is 259 North Radnor Chester Road, Suite 205, Radnor, PA 19087, unless specified otherwise below.

TRUSTEES


                                                                    NUMBER OF
                                  PRINCIPAL OCCUPATION DURING   PORTFOLIOS IN THE   OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS         FUND COMPLEX        HELD BY TRUSTEE
------------          ---------   ---------------------------   -----------------   -------------------
INTERESTED TRUSTEES:

T. Ritson Ferguson*   Trustee,    Managing Director and Chief           1(8)
Age 44                President   Investment Officer of ING
                      and Chief   Clarion Real Estate
                      Executive   Securities, L.P. since 1995
                      Officer(1)

Jarrett B. Kling*     Trustee(1)  Managing Director of ING              1(8)        Trustee of The
Age 60                            Clarion Real Estate                               Hirtle and
                                  Securities, L.P., member of                       Callaghan Trust;
                                  the Investment Advisory                           National Trustee of
                                  Committee of the TDH Group                        the Boy's and
                                  of venture funds;                                 Girl's Club of
                                                                                    America

INDEPENDENT
TRUSTEES

Asuka Nakahara        Trustee(1)  Associate Director of the             1(8)        Advisory board
Age 47                            Zell-Lurie Real Estate                            member of the HBS
                                  Center at Wharton since                           Club of
                                  July 1999; Lecturer of Real                       Philadelphia and a
                                  Estate at the Wharton                             Trustee and Elder
                                  School, University of                             and Investment
                                  Pennsylvania; Chief                               Committee member of
                                  Financial Officer of                              Ardmore
                                  Trammell Crow Company from                        Presbyterian Church
                                  January 1, 1996 to December
                                  31, 1999; Chief Knowledge
                                  Officer of Trammell Crow
                                  Company from September 1,
                                  1998 to December 31, 1999;

                                                                    NUMBER OF
                                  PRINCIPAL OCCUPATION DURING   PORTFOLIOS IN THE   OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS         FUND COMPLEX        HELD BY TRUSTEE
------------          ---------   ---------------------------   -----------------   -------------------
Frederick S. Hammer   Trustee(1)  Co-Chairman of Inter-                 1(2)        Chairman of the
Age 67                            Atlantic Group since 1994                         Board of Annuity
                                  and is a member of the                            and Life Re
                                  Fund's investment                                 (Holdings), Ltd.;
                                  committee; Co-Chairman of                         Director on the
                                  Guggenheim Securities                             Boards of Tri- Arc
                                  Holdings, LLC from 2002 to                        Financial
                                  2003; non-executive                               Services, Inc. and
                                                                                    Magellan Insurance
                                                                                    Company Ltd.;
                                                                                    former Director of
                                                                                    Medallion Financial
                                                                                    Corporation, IKON
                                                                                    Office Solutions,
                                                                                    Inc. and VISA
                                                                                    International;
                                                                                    trustee of the
                                                                                    Madison Square Boys
                                                                                    and Girls Club

Richard L. Sutton     Trustee(1)  Member of the American Law            1(2)        Trustee of the
Age 68                            Institute                                         Unidel Foundation,
                                                                                    Inc. since 2000;
                                                                                    Board of Directors
                                                                                    of Wilmington
                                                                                    Country Club since
                                                                                    1999, Grand Opera
                                                                                    House, Inc.,
                                                                                    1976-92, University
                                                                                    of Delaware Library
                                                                                    Associates, Inc.
                                                                                    1981-99, Wilmington
                                                                                    Club 1987-03,
                                                                                    American Judicature
                                                                                    Society 1995-99

OFFICERS

NAME AND AGE                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------                           -----------------------------------------------
Peter Zappulla                    Chief Financial Officer ING Clarion Portfolio and
Age 58                            Reporting, since 1989

Heather Trudel                    Senior Vice President of ING Clarion RES since 1995
Age 32

---------------

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

     - Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

     - Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

     - Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

(2) The Trust is the only fund in the fund complex.

     Prior to this offering, all of the outstanding shares of the Trust were owned by ING Clarion RES.

     The Trustees of the trust own the following amounts of shares of the Trust and other funds in the fund complex.

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES OVERSEEN BY
                                                                        TRUSTEES IN FAMILY IN ALL
                                           DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT
NAME OF TRUSTEE                           SECURITIES IN THE FUND(*)           COMPANIES(**)
---------------                           -------------------------   -----------------------------
T. Ritson Ferguson......................             $0                            $0
Jarrett B. Kling........................             $0                            $0
Asuka Nakahara..........................             $0                            $0
Frederick S. Hammer.....................             $0                            $0
Richard L. Sutton.......................             $0                            $0

---------------

 * Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.

** The Trust is the only fund in the family of registered investment companies.

     The board of trustees of the Trust currently has one committee: an Audit Committee.

     The Audit Committee consists of Messrs. Nakahara, Hammer and Sutton. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants.

     No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of ING Clarion or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with ING Clarion.

     As the Trust is a newly organized closed-end investment company with no prior investment operations, no meetings of the Audit Committee have been held in the current fiscal year other than an initial meeting in connection with the organization of the Trust.

CODES OF ETHICS

     The Trust, the Advisor and the Sub-Advisor have adopted respective codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

     The board of trustees of the trust has adopted the proxy voting procedures of the Advisor and delegated the voting of Trust securities to ING Clarion pursuant to these procedures. Under these procedures, ING Clarion will vote the Trust's securities in the best interests of the Trust's shareholders. A copy of the proxy voting procedures of the Advisor are attached as Appendix B to this Statement of Additional Information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the board of trustees, decisions to buy and sell securities for the Trust and brokerage commission rate are made by the Advisors. Transactions on stock exchanges involve the payment by the Trust of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In certain instances the Trust may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the relevant Advisor will take the following into consideration, the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Trust on a continuing basis. Accordingly, the cost of the brokerage commissions to the Trust in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor or the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Trust to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor or Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's or Sub-Advisor's ongoing responsibilities with respect to the Trust. Research and investment information may be provided by these and other brokers at not cost to the Advisors and is available for the benefit of other accounts advised by the Advisors and its affiliates, and not all of the information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Advisors' expenses, it is not possible to estimate its value and in the opinion of the Advisors it does not reduce the Advisors' expenses in a determinable amount. The extent to which the Advisors make use of statistical, research and other services furnished by brokers is considered by the Advisors in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisors do so in accordance with their judgment of the best interests of the Trust and its shareholders. The Advisors may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisors may consider sales of shares of the Trust as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Trust.

     One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                             DESCRIPTION OF SHARES

COMMON SHARES

     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES

     Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

     If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

SHARE OFFERINGS

     The board of trustees (subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders.. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

TAXATION OF THE TRUST

     The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

     In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its net investment income which is its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and
(ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

     The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

     If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAXATION OF SHAREHOLDERS

     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders, to the extent the Trust's income consists of dividend income received from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Trust's expected investments, in general, distributions to shareholders will not be eligible for the dividends received deduction allowed to corporate shareholders, and will not qualify for the reduced rate on qualified dividend income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

     The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss. However, any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Trust, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Trust is required in certain circumstances to backup withhold currently at a rate of 28%; on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INVESTMENTS OF THE TRUST

     The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have been proposed but not yet been issued, but may apply retroactively, a portion of the Trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

     The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

     Investment by the Trust in certain "passive foreign investment companies" could subject the Trust to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash.

     Certain of the Trust's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

     The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

FUND HIGHLIGHTS

     - The Trust invests its portfolio in two liquid, growing and non-correlated markets of complementary securities, Real Estate Equity Securities and Real Estate Fixed Income Securities.

     - The Trust seeks to achieve high monthly income and capital appreciation.

     - The reduced management fee structure is intended to enhance initial investor yield.

     - The Trust seeks to achieve liquidity by trading on the American Stock Exchange.

     - The Trust is professionally managed by ING Clarion, a leader in U.S. institutional real estate investment management.

REAL ESTATE INVESTMENT TRUSTS (REITS)

     REITs are companies that pool investors' funds for investment primarily in income-producing real estate properties such as apartment buildings, office buildings, industrial buildings, malls, shopping centers, healthcare facilities, mixed use buildings and hotels. A REIT is not taxed at the corporate level, provided it pays a minimum of 90% of taxable income to its shareholders as dividends, and complies with several other requirements. This forced distribution of earnings creates a class of securities that, historically, has provided investors with stable long-term dividend yield. Most REITs trade on major stock exchanges such as the New York Stock Exchange or the American Stock Exchange.

WHY INVEST IN REAL ESTATE EQUITY SECURITIES?

     - Timeliness of the investment: The Advisor believes that real estate cash flows and REIT earnings should improve as the economy grows and real estate fundamentals stabilize and that the public sector will continue to grow for both Real Estate Equity Securities and Real Estate Fixed Income Securities.

     - Valuations: The Advisor believes that real estate securities valuations are relatively inexpensive. Additionally, REITs and CMBS have historically offered consistently high yields which drive total return and provide stability.

     - Diversification: REITs have shown low correlations with other asset classes, including stocks and bonds. The lower volatility of REIT returns reduces the overall risk of a mixed-asset portfolio. The portfolio will represent varying property types and geographic regions.

     - Liquidity: The average daily trading volume for all REITs is $700 million.

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS)

     CMBS are bonds backed by loan pools, that on average consist of 125 to 150 mortgages on commercial real estate. With an average pool balance of $1.0 - $1.5 billion, CMBS are diversified by property type, market and borrower. A typical CMBS structure would be backed by a loan pool consisting of commercial mortgages, each representing 75% of the value of a commercial real estate property, which will be amortized over

25-30 years and have a balloon payment after ten years. The CMBS issued would be divided into classes of investment grade and non-investment grade CMBS, with the 25% borrower's equity as additional security.

WHY INVEST IN CMBS?

     - Yield: CMBS have historically provided significant spreads relative to other fixed income securities and currently provide higher yield in a low interest environment.

     - Returns: The Advisor and Sub-Advisor believe that CMBS offer above average returns relative to other comparable credit quality high yield fixed income instruments.

     - Diversification: CMBS have shown low correlation to other fixed income alternatives.

     - Growing Market: The size of the market is currently $450 billion, which encompasses 22% of the $1.9 trillion U.S. mortgage market. The total outstanding issuances are expected to grow by $60 to $75 billion per year.

     - Predictable Cash Flows: CMBS are generally noncallable or subject to yield maintenance provisions.

     - Collateral Value: On average, 25% of borrower equity in the properties securing the CMBS provides additional security to the CMBS investor.

     - Low Projected Defaults on New Issuance: Construction starts remain at low levels with only moderate increases forecasted in 2004-2005, creating a risk return environment that encourages investment in newly issued CMBS.

INVESTMENT MANAGER

     As of June 30, 2003, ING Real Estate had $44 billion under management globally including $13 billion in the U.S. managed by ING Clarion, which can be subdivided into $9.5 billion in private real estate, $2.1 billion in real estate equity securities and $1.3 billion in real estate debt securities. Founded in 1981 and headquartered in New York, ING Clarion is managed by 33 principals that average more than 20 years of investment experience in both private and public real estate markets. ING Clarion's investment decisions are made with the input of a shared research team. ING Clarion Realty Services manages and leases over
17.5 million square feet and over 4,500 apartment units in the U.S.

     Real estate investing is the core competency of the Advisor and Sub-Advisor. The Advisor has managed real estate equity securities portfolios for institutions since 1984. The pooled expertise of ING Clarion's employees, in markets across the country, is a useful resource for the ING Clarion REIT equity and CMBS teams to draw from for intelligence on current real estate market conditions.

COMPELLING REASONS TO INVEST IN REAL ESTATE SECURITIES AND CMBS

     - Returns for REIT Equities: Normally, at least 70% of the Trust's assets will be invested in common or preferred stock of public real estate companies (primarily REITs). REITs have delivered competitive total returns through time, driven by a consistently high level of current income. In average annual returns, REITs have outperformed bonds, NASDAQ and inflation over the last 20 years.

       20-Year Average Annual Total Returns

S&P 500.....................................................  12.5%
Equity REITs................................................  11.9%
Bonds.......................................................   9.5%
Nasdaq......................................................   9.1%
CPI.........................................................   3.1%

      Sources: Bloomberg, ING Clarion.

     - Total Return: Both REITs and CMBS have provided attractive total returns in the last five years.

       REITs and CMBS: Total Return

      Average annual return as of 6/30/03 for:

Last Year
  BBB CMBS..................................................    16.40%
  NAREIT Equity.............................................     3.99%
  S&P 500...................................................     0.25%
Last Three Years
  BBB CMBS..................................................    16.60%
  NAREIT Equity.............................................    14.58%
  S&P 500...................................................   (11.20)%
Last Five Years
  BBB CMBS..................................................    11.40%
  NAREIT Equity.............................................     7.11%
  S&P 500...................................................    (1.62)%

      Source: Bloomberg, ING Clarion as of 6/30/03

     - Dividend Yield: Both REITs and CMBS in the past have offered attractive dividend yield relative to other income-oriented investments, like the 10-year Treasury fixed-interest rate, the Dow Jones Utilities Average and the S&P 500 Index.

       Dividend Yield Comparison

Average Real Estate Closed-End Fund.........................  8.3%
Equity REITs................................................  6.2%
10-Year BBB CMBS............................................  6.1%
10-Year Treasury............................................  4.4%
Dow Jones Utilities Average.................................  4.1%
REIT Open-End Fund Average..................................  3.7%
S&P 500 Index...............................................  1.7%

      Source: Bloomberg, ING Clarion as of 7/31/03

     - Diversification: Returns to REITs and CMBS have shown low correlation to each other in the last five year. The low correlation of REITs to other asset classes may offer benefits to diversified investors.

       REIT Correlation Comparison

Correlation:
  Equity REITs..............................................   1.00%
  Lehman BBB CMBS...........................................   0.08%
  S&P 500...................................................   0.29%
  NASDAQ....................................................   0.13%
  LB Bond...................................................  (0.40)%

      Source: Bloomberg, ING Clarion. Based on monthly returns 7/98 to 6/03.

                                    EXPERTS

     The financial statements and schedules audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                      ING CLARION REAL ESTATE INCOME FUND


                          AUDITED FINANCIAL STATEMENTS

                          DAY ENDED SEPTEMBER 16, 2003

                                    CONTENTS

Report of Independent Auditors..............................   F-3
Audited Financial Statements
Statement of Assets and Liabilities.........................   F-4
Statement of Operations.....................................   F-5
Notes to Financial Statements...............................   F-6

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Trustees
ING Clarion Real Estate Income Fund

     We have audited the accompanying statement of assets and liabilities of the ING Clarion Real Estate Income Fund (the "Fund") as of September 16, 2003 and the related statement of operations for the day then ended. These statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities and statement of operations are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities and statement of operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the ING Clarion Real Estate Income Fund, at September 16, 2003, and the results of its operation for the day then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
September 16, 2003

                                      F-3.1

                      ING CLARION REAL ESTATE INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 16, 2003

                                                                  ING CLARION
                                                               REAL ESTATE INCOME
                                                                      FUND
                                                               ------------------
Assets:
  Cash......................................................        $130,000
  Deferred offering expenses................................         270,000
                                                                    --------
  Total Assets..............................................         400,000
                                                                    --------
Liabilities:
  Organizational costs payable..............................          30,000
  Offering costs payable....................................         270,000
                                                                    --------
  Total Liabilities.........................................         300,000
                                                                    --------
Net Assets:
  Paid in capital (Applicable to 6,980.803 shares of
     beneficial interest issued and outstanding, unlimited
     shares authorized).....................................         130,000
  Accumulated net investment loss...........................         (30,000)
                                                                    --------
  Total Net Assets..........................................        $100,000
                                                                    ========
Fund shares
  Net asset value per share.................................        $  14.33
                                                                    ========
  Offering price per share (including 4.5% front end sales
     charge)................................................        $  15.00
                                                                    ========

                       See Notes to Financial Statements

                      ING CLARION REAL ESTATE INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE DAY ENDED SEPTEMBER 16, 2003

Investment Income...........................................   $     --
                                                               --------
Expenses:
  Organizational Costs......................................     30,000
                                                               --------
Net Investment Loss and Net Decrease in Net Assets Resulting
  from Operations...........................................   $(30,000)
                                                               ========

                       See Notes to Financial Statements

                      ING CLARION REAL ESTATE INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION

     ING Clarion Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16,2003. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor (the "Advisor"), and ING Clarion Capital LLC will be the Trust's sub-advisor. The Trust has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholder, ING Clarion Real Estate Securities, L.P. After the issuance of common shares, the Trust may use leverage through the issuance of preferred shares, commercial paper or notes and borrowings up to limits set forth in the Trust's prospectus.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

     Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

     Federal Income Taxes -- The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a trust generally pays no federal income tax on the income and gains it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

     Organizational and Offering Costs -- Costs incurred in connection with the Trust's organization and offering of its shares will be borne by the Trust up to and including $0.03 per common share as of the commencement of operations. The Advisor has contractually agreed to pay all organization and offering costs in excess of $0.03 per common share. Costs incurred by the Trust in connection with the offering of it's shares will be deferred and amortized over a one-year period beginning on the date the Trust commences operations.

3.  MANAGEMENT AND SERVICE FEES

     Pursuant to an investment management agreement between the Advisor and the Trust, the Trust has agreed to pay for investment advisory services and facilities a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust's behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012).

     The Trust has multiple service agreements with The Bank of New York ("BONY"). Under the servicing agreements, BONY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

     Standard & Poor's, a division of The McGraw-Hill Companies -- A brief description of the applicable Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rating symbols and their meanings (as published by S&P) follows:

  Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI    The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

  Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc. -- A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

  Long-Term Credit Ratings

  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.
       This is the lowest investment-grade category.

  Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met;
       however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely
CC, reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that
C default of some kind appears probable. "C" ratings signal imminent default.
DDD, Default. The ratings of obligations in this category are based on their prospects for achieving
DD, partial or full recovery in a reorganization or liquidation of the obligor. While expected and D recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.
       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.
       Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated
       "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

  Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added
       "+" to denote any exceptionally strong credit feature.
F2     Good credit quality. A satisfactory capacity for timely
       payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3     Fair credit quality. The capacity for timely payment of
       financial commitments is adequate; however, near-term
       adverse changes could result in a reduction to
       non-investment grade.
B      Speculative. Minimal capacity for timely payment of
       financial commitments, plus vulnerability to near-term
       adverse changes in financial and economic conditions.
C      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D      Default. Denotes actual or imminent payment default.

     Notes:

'+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                              AS OF JULY 31, 2003

I. POLICY

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

          (1) Keep a record of each proxy received;

          (2) Forward the proxy to the appropriate analyst;

          (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

          (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

          (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV. CONFLICTS OF INTEREST

     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V. DISCLOSURE

     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. RECORDKEEPING

     The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

          (a) Copies of these proxy voting policies and procedures and any amendments thereto.

          (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

          (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

     IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

                                       B-2